UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2020, the Broadridge Financial Solutions, Inc. (the “Company”) Board of Directors amended the Company’s Change in Control Severance Plan for Corporate Officers (the “CIC Plan”) to:
(i) eliminate the payment of severance benefits in the event a termination of employment occurs during the third year after a Change in Control, (ii) add pro-rata bonuses for the year of termination following a Change in Control equal to the average of the officer’s annual bonuses earned for the two calendar years prior to the calendar year in which the Qualifying Termination (as defined in the CIC Plan) occurs, (iii) include an arbitration clause, and (iv) update the definitions of “Change in Control” and “Good Reason.”

In addition, on June 10, 2020 the Company and Richard J. Daly, the Company’s Executive Chairman, agreed to terminate, effective immediately, the Change in Control Enhancement Agreement, dated as of March 29, 2007, as previously amended on December 31, 2008 and September 19, 2013, between the Company and Mr. Daly (the “Enhancement Agreement”).

The CIC Plan Amendment and the Enhancement Agreement Termination Amendment are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Amendment Number Three to the Broadridge Financial Solutions, Inc. Change in Control Severance Plan for Corporate Officers.
10.2	Termination Amendment to the Change in Control Enhancement Agreement for Richard J. Daly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 10, 2020

             BROADRIDGE FINANCIAL SOLUTIONS, INC.

              By: /s/ Adam D. Amsterdam
              Adam D. Amsterdam
                Vice President and General Counsel